KAR Small-Mid Cap Core Fund
SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2019
($ reported in thousands)
	Shares	Value
Common Stocks—91.0%
Consumer Discretionary—8.8%
Pool Corp.	8,046	$1,709
Thor Industries, Inc.	25,334	1,882
Winmark Corp.	6,170	1,223
		4,814

Financials—12.4%
Berkley (W.R.) Corp.	25,170	1,739
Interactive Brokers Group, Inc. Class A	21,285	993
MSCI, Inc.	10,734	2,771
Primerica, Inc.	9,870	1,289
		6,792

Health Care—11.8%
AMN Healthcare Services, Inc.(1)	28,553	1,779
Charles River Laboratories International, Inc.(1)	11,789	1,801
Cooper Cos., Inc. (The)	5,455	1,753
Elanco Animal Health, Inc.(1)	39,266	1,156
		6,489

Industrials—25.6%
Copart, Inc.(1)	19,869	1,807
Expeditors International of Washington, Inc.	21,660	1,690
Fair Isaac Corp.(1)	2,996	1,122
Lennox International, Inc.	7,446	1,817
Nordson Corp.	12,187	1,984
nVent Electric plc	47,810	1,223
RBC Bearings, Inc.(1)	10,456	1,656
Rollins, Inc.	27,469	911
SiteOne Landscape Supply, Inc.(1)	20,396	1,849
		14,059

Information Technology—27.9%
ANSYS, Inc.(1)	4,750	1,223
Aspen Technology, Inc.(1)	18,274	2,210
CDW Corp.	17,059	2,437
DocuSign, Inc.(1)	30,160	2,235
FLIR Systems, Inc.	33,810	1,761
Jack Henry & Associates, Inc.	9,346	1,361
Teradyne, Inc.	34,274	2,337
Zebra Technologies Corp. Class A(1)	6,848	1,749
		15,313

	Shares	Value

Materials—4.5%
Scotts Miracle-Gro Co. (The)	23,257	$2,469
Total Common Stocks (Identified Cost $45,136)		49,936

Total Long-Term Investments—91.0% (Identified Cost $45,136)		49,936

Short-Term Investment—8.8%
Money Market Mutual Fund—8.8%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 1.512%)(2)	4,808,310	4,808
Total Short-Term Investment (Identified Cost $4,808)		4,808

TOTAL INVESTMENTS—99.8% (Identified Cost $49,944)		$54,744
Other assets and liabilities, net—0.2%		117
NET ASSETS—100.0%		$54,861

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
The following table summarizes the market value of the Fund’s investments as of December 31, 2019, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at December 31, 2019	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$49,936	$49,936
Money Market Mutual Fund	4,808	4,808
Total Investments	$54,744	$54,744
See Notes to Schedule of Investments

KAR SMALL-MID CAP CORE FUND
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2019
Note 1. Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund’s fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depository Receipts, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options and futures, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Other information regarding each Fund is available in the Fund’s most recent Report to Shareholders.
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